UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646		13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described below in Item 5.07 of this Current Report on Form 8-K, on May 16, 2024, at the Annual Meeting of Stockholders of LCI Industries (the “Company”), the Company’s stockholders approved an amendment (the “Exculpation Amendment”) to the Company’s Restated Certificate of Incorporation to allow for exculpation of certain of the Company’s officers to the extent permitted by Delaware law. On May 16, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation that sets forth the Exculpation Amendment (the “Certificate of Amendment”).

A description of the Exculpation Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2024, in the section entitled “Proposal 4 – Amendment to the Company’s Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware Law.” The foregoing description of the Exculpation Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 16, 2024. The total shares outstanding on the record date, March 22, 2024, were 25,448,136. The total shares represented at the meeting in person or by proxy were 24,399,587. The following matters were voted upon:

(1)    To elect a Board of ten Directors:

	For	Against	Abstain	Broker Non-Votes
Tracy D. Graham	22,874,991	207,306	4,630	1,312,660
Brendan J. Deely	22,668,399	413,501	5,027	1,312,660
James F. Gero	22,664,414	416,504	6,009	1,312,660
Virginia L. Henkels	22,954,973	126,903	5,051	1,312,660
Jason D. Lippert	22,900,759	181,851	4,317	1,312,660
Stephanie K. Mains	23,006,774	75,526	4,627	1,312,660
Linda K. Myers	22,821,862	259,239	5,826	1,312,660
Kieran M. O’ Sullivan	22,863,085	218,691	5,151	1,312,660
David A. Reed	22,982,951	98,476	5,500	1,312,660
John A. Sirpilla	22,959,285	122,334	5,308	1,312,660

Each of the persons listed above were elected to serve as Directors until the next Annual Meeting of Stockholders.

(2)    To approve, in a non-binding advisory vote, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
19,266,079	3,811,895	8,953	1,312,660

(3)    To ratify the selection of KPMG LLP as independent auditors for the year ending

December 31, 2024:

For	Against	Abstain	Broker Non-Votes
24,157,315	238,423	3,849	—

(4)    To approve an amendment to the Company’s Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law:

For	Against	Abstain	Broker Non-Votes
19,559,958	3,513,565	13,404	1,312,660

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of LCI Industries, dated May 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Lillian D. Etzkorn Lillian D. Etzkorn Chief Financial Officer

Dated:	May 17, 2024